Exhibit 10.18

[***] – CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN EXCLUDED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CONA SERVICES LLC
MASTER SERVICES AGREEMENT
(Amended and Restated as of October 2017)
This MASTER SERVICES AGREEMENT (this “Master Agreement”) is made effective as of October 2, 2017 (the “Effective Date”) by and between Coca-Cola Bottling Co. Consolidated, a Delaware corporation (“Bottler”); and CONA Services LLC, a Delaware limited liability company (“CONA”).
BACKGROUND:
The Coca-Cola Company (“TCCC”) and Coca-Cola Refreshments USA, Inc. (“CCR”) have developed a uniform information technology system called the Coke One North America system (the “CONA System”) to promote efficiency in the operations of participating North American bottlers and long-term uniformity and efficiency among North American bottlers of Coca-Cola.
CONA has licensed and acquired certain assets relating to the CONA System.
CONA has acquired or entered into, or intends to enter into, certain agreements with third-party subcontractors, vendors and licensors (each, a “Vendor”) relevant to the CONA System, and Bottler and CONA desire for CONA to assume responsibility for managing the relationship with Vendors and to pass the cost of software licenses and services described in these agreements through to Bottler (or allow Bottler to use the Vendor’s software licenses and services), and Bottler desires to receive or use those software licenses and services.
Bottler is a member of CONA and has entered into the Limited Liability Company Agreement of CONA, dated as of January 27, 2016 (as amended from time to time), which governs the operations of CONA (the “CONA LLC Agreement”).
Pursuant to the CONA LLC Agreement, CONA and each of its members has entered into a Master Services Agreement (DSD Functionality).
Since its formation, CONA has expanded the scope of the CONA System to include manufacturing functionality, and the parties hereto anticipate that the CONA System may continue to evolve to include additional functionalities in the future.
The parties hereto wish to enter into this Master Agreement, as amended and restated hereby, to reflect the expanded scope of the CONA System and to anticipate possible future changes in the scope and nature of CONA’s services.
On the terms and subject to the conditions of this Master Agreement and the Services Exhibits (as defined below), the parties mutually desire that Bottler implement and use the CONA System in connection with Bottler’s operation of its business in Bottler’s Territories.
Certain terms used in this Master Agreement have the definitions set forth in Appendix 1.
Based upon these premises, Bottler and CONA hereby agree as follows:

ARTICLE 1.        BOTTLER USE OF THE CONA SYSTEM AND RECEIPT OF SERVICES
1.01     Bottler Use of CONA System. Bottler is authorized to use the CONA System in the Territories in connection with its manufacturing, distribution, sale, marketing and promotion of Beverages, subject to the provisions of the CONA LLC Agreement. If Bottler does not use the CONA System in all of its Territories, Bottler shall remain obligated to pay the Service Fees for all cases in its Territories as set forth in Appendix 5. Use of the CONA System that is beyond the scope of this Master Agreement will be documented separately by the parties. Bottler’s use of the CONA System will be subject to any limitations set forth in any third-party licenses or other agreements relating to third-party components of the CONA System. Notwithstanding any provision of this Master Agreement to the contrary, Bottler’s Affiliates that support, in whole or in part, any aspect of Bottler’s manufacturing, distribution, sale, marketing and/or promotion of Beverages shall be entitled to use the CONA System in North America pursuant to this Master Agreement at no additional cost and otherwise on the same general terms and conditions applicable to Bottler, so long as the use thereof by such Affiliates of Bottler (a) does not have a material negative impact on the use of the CONA System by other bottlers; or (b) does not result in a material increase in CONA’s costs that is not covered by the Service Fees and other fees and charges otherwise payable by Bottler hereunder. In all other cases, use of the CONA System by Bottler’s Affiliates shall be subject to the approval of the CONA Board of Directors (which approval shall not be unreasonably withheld) to the extent contemplated by the CONA LLC Agreement.

1.02.1     CONA System Functionalities. The CONA System is an integrated, flexible IT platform that adapts to members’ changing business needs via the development and implementation of various functionalities. As of the Effective Date, the CONA System’s existing functionalities support various distribution, manufacturing and other business activities of Bottler and other CONA members. A high-level description of these functionalities is set forth in Exhibit A. As additional CONA System functionalities are developed in the future, it is the parties’ intent that such additional functionalities will be reflected in revised exhibits or other amendments to this Master Agreement, and CONA’s delivery of services related thereto (including the costs and fees applicable to such services) will be subject to the terms and conditions of this Master Agreement, as so amended.

1.03     Services. The services provided by CONA to Bottler pursuant to this Master Agreement (the “Services”) reflect three primary work streams, as set forth in Exhibit B (Build), Exhibit C (Deploy) and Exhibit D (Operate) (each of Exhibits B, C and D, a “Services Exhibit”).

(a)    Build. CONA will provide certain of the Services described in Exhibit B directly, and will coordinate and manage the provision of all Services described in Exhibit B that are performed by Vendors.
Build phase Services include governance, business process management, and standards for the build process; planning, design, development and testing of the CONA System; building required infrastructure; acquiring necessary licenses; and integration and performance testing. Build phase Services do not include business support. The respective roles and responsibilities of CONA and Bottler with respect to Build phase Services are set forth in Exhibit B.
(b)    Deploy. CONA will provide certain of the Services described in Exhibit C directly, and will coordinate and manage the provision of all Services described in Exhibit C that are performed by Vendors.
Deploy phase Services include program management, change management, deployment infrastructure, data loading and cutover. The roles and responsibilities of CONA and Bottler with respect to Deploy phase Services are set forth in detail in Exhibit C.

(c)    Operate. CONA will provide certain of the Services described in Exhibit D directly, and will coordinate and manage the provision of all Services described in Exhibit D that are performed by Vendors.
Operate phase Services include CONA System access, operations infrastructure, network operations, job monitoring, system maintenance, basic user access, helpdesk/application support and data management. The respective roles and responsibilities of CONA and Bottler with respect to Operate phase Services are set forth in detail on Exhibit D.
(d)    As condition to the provision of the Services, Bottler will reasonably (i) cooperate with CONA and the Vendors providing such Services, including by promptly providing all Bottler Data reasonably necessary for the provision of such Services; (ii) provide appropriate training on such processes and functions to its users; (iii) ensure the data quality necessary to operate the CONA System for data supplied by or on behalf of Bottler; (iv) follow the uniform application support process; (v) run the necessary business controls and reconciliation tasks; and (vi) manage system access and user roles. Bottler will use the uniform business processes and functions of the CONA System to operate its business. In addition, Bottler will comply with its obligations under the CONA LLC Agreement.
(e)    CONA (and not Bottler) has the sole authority to define and establish the specifications for the CONA System, including the list of Equipment, the Data Centers, the features and functionality of the CONA Software, and the list of Vendor Software (collectively, the “CONA System Specifications”) and may revise those specifications from time to time, subject to Section 4.01 below. The Vendor Software that is in the scope of the CONA System Specifications as of the Effective Date is further described in Appendix 4 (and CONA may revise the list of Vendor Software from time to time). Bottler will retain responsibility to obtain and maintain at its cost and expense any equipment, software or service that is either outside the scope of the CONA System Specifications or in the scope of the CONA System Specifications but assigned to Bottler.
1.03.1    Vendors. Bottler acknowledges that third party Vendors will perform certain of the Services under CONA’s direction. Bottler further acknowledges that certain Vendors may require Bottler to enter into a separate agreement directly with the Vendor to enable Bottler to use Vendor’s services and participate in the CONA System. Bottler agrees to enter into such separate agreement, on terms that are reasonably acceptable to Bottler, if requested by CONA. Each Services Exhibit includes an overview of the relevant Services to be provided by Vendors and the Services to be provided by CONA directly. CONA may revise any such overview upon written notice to Bottler. CONA is solely responsible for the management of all Vendors in connection with the provision of Services. Where this Master Agreement or an applicable Services Exhibit specifies that CONA’s obligation is to “require” a Vendor to take a specified action, CONA’s obligation is fulfilled if CONA has used commercially reasonable efforts to have the Vendor take the action, which may include using commercially reasonable efforts to include a provision requiring the action in its relevant agreement with such Vendor.

1.04    Additional Services. Bottler may from time to time, subject to Section 5.02, request that CONA perform localized or special services to augment or supplement the Services (collectively, the “Additional Services”). Upon receipt of such a request, CONA will evaluate the feasibility and cost of performing such Additional Services and, with respect to any Additional Services approved by the CONA Board of Directors, will provide Bottler and the other bottlers using the CONA System with (a) a written description of the work CONA anticipates performing in connection with such Additional Services, (b) a schedule for commencing and completing the Additional Services, and (c) any applicable Service Levels or KPIs. All Additional Services must be approved by the CONA Board of Directors pursuant to the CONA LLC Agreement. Bottler (and any other bottlers who desire to use or access the

Additional Services) will compensate CONA for such Additional Services based on an agreed price (the “Additional Service Fees”).

If CONA and Bottler mutually agree that CONA will perform the Additional Services, the parties will execute a written amendment to the applicable Services Exhibit.
ARTICLE 2.        DATA CENTERS.
2.01    Data Center. The Services that are required to be provided from a data center will be provided from the data centers described in the applicable Services Exhibit, or (2) any data center operated by CONA or on behalf of CONA or an applicable Vendor (any of the foregoing, a “Data Center”).

2.02    Facility Requirements. CONA will provide, or require the applicable Vendors to provide, to Bottler, at no charge to Bottler, such access to such Data Centers as may be reasonably necessary for Bottler’s receipt of the Services, in accordance with CONA’s security policies, including as documented in Appendix 2.03     Bottler acknowledges that any access to any Data Center operated by or on behalf of a Vendor may be subject to the Vendor’s or its own contractor’s security policies and procedures.
ARTICLE 3.        OPERATE PHASE PERFORMANCE STANDARDS
3.01    Service Levels. Schedule 1 to Exhibit D sets forth the key performance indicators (the “KPIs”) and service levels (“Service Levels”) that will be used to measure the performance of the applicable Services during the Operate phase. The service level credits earned by CONA will be either (a) retained by CONA for working capital purposes and/or refunded pro-rata to all CONA System users (e.g., a pro-rata reduction of the Service Fees charged to bottlers) in the case of service credits that are generally applicable to the CONA Services and/or the CONA System; or (b) passed through to individual bottlers, in the case of service credits that are applicable to a specific, separately identifiable or localized bottler activity and reflected on the invoice for monthly services described in Section 10.04.
3.02    Root-Cause Analysis. After receipt of notice from Bottler in respect of any failure to provide the Services in accordance with the Service Levels or KPIs, CONA will provide and, where applicable, require the Vendors to provide a root-cause report detailing the cause of, and, if such failure was caused by CONA and/or the Vendors, a procedure for correcting such failure, which report will address how the procedure for correcting the failure will prevent or minimize the risk of recurrences.
3.03    Adjustment of Service Levels and KPIs. The Service Levels or KPIs may be adjusted higher periodically in recognition of the anticipated improvement in service quality as identified from time to time by CONA. CONA will work in good faith with Vendors to improve the quality of the Services to meet or exceed Service Levels or KPIs.
3.04    Measurement and Monitoring. CONA will implement and, where applicable, require the Vendors to implement measurement and monitoring tools and metrics as well as standard reporting procedures within the timeframe set forth in the applicable Services Exhibit, to measure and report the performance of the Services against the applicable Service Levels and KPIs. To the extent available from Vendors, Bottler will be provided with access to on-line databases containing up-to-date information regarding the status of Service problems, Service requests and user inquiries.
ARTICLE 4.        GOVERNANCE; PERSONNEL
4.01    CONA Board of Directors. CONA’s Board of Directors has the right to direct and oversee CONA’s business and affairs pursuant to the CONA LLC Agreement. Decisions to be made by CONA under this Master Agreement are to be made by or under the direction of CONA’s Board of Directors. The day-to-day operations of CONA hereunder will be managed by the CEO and management team of CONA under the direction of the CONA Board of Directors. Participation on CONA’s Board of Directors is governed by the CONA LLC Agreement, and nothing in this Master Agreement amends or supersedes any rights or obligations of any party to the CONA LLC Agreement.
4.02    Conduct of Personnel. While at Bottler’s premises, CONA will require that its and Vendors’ personnel (1) comply with reasonable requests, rules and regulations of Bottler made known to CONA or the applicable Vendor regarding their conduct generally applicable to such premise, and (2) otherwise conduct themselves in a businesslike manner.
ARTICLE 5.        OTHER RESPONSIBILITIES
5.01    Security; Privacy. CONA will, in cooperation with the Vendors, establish and update the network security and privacy policies contained in Appendix 2 and Appendix 3 with respect to the CONA System. CONA will provide reasonable advance notice to Bottler of any changes that CONA makes to such network security policies. Bottler will comply, and will use commercially reasonable efforts to ensure that its users comply, with CONA’s network security and privacy policies documented in Appendix 2 and Appendix 3, as applicable to Bottler, and as updated by CONA from time to time with reasonable advance notice to Bottler. For the provision of the Services, CONA will comply, and will use commercially reasonable efforts to require all Vendors to comply, with all network security and privacy policies with respect to the CONA System, including the Security Practices documented in Appendix 2 and the CONA Hosting Security Guidelines documented in Appendix 3.
5.02    Change Control Procedures. Any request by Bottler for features, upgrades or other changes to the CONA System Specifications including the CONA Software, Equipment or any other item in the CONA System (each, a “Change”; collectively, “Changes”), together with the desired timetable for implementing those Changes, must be presented to CONA, and their execution will be subject to the review and approval of the CONA Board of Directors. All such requests must be made in writing by Bottler to CONA. Following receipt of a request from Bottler, each proposed Change will be analyzed by CONA’s management and, if appropriate, a detailed description of any changes to be made to the CONA System Specifications, this Master Agreement and/or the Services Exhibits, including rates, budget, schedule, services and any deliverables, will be prepared for consideration by the CONA Board of Directors (each, a “Change Order”). CONA is not required to make any change in the Services until a Change Order has been approved by the CONA Board of Directors. All approved Change Orders will be incorporated into the applicable Services Exhibit as a written amendment. The procedures described in this Section 5.02 are referred to herein as the “Change Control Procedures.” Notwithstanding the foregoing, CONA may make temporary Changes required by an emergency if CONA, in its reasonable opinion, believes that complying with the Change Control Procedures would be detrimental to CONA, Bottler or other users of the CONA System.
5.03    Reports. CONA or the Vendors will provide to Bottler the operational reports as agreed between CONA and Bottler (the “Reports”).
5.04    Records. CONA will use commercially reasonable efforts to maintain, and shall use commercially reasonable efforts to require Vendors to maintain, complete and accurate records of, and supporting documentation sufficient to document, the Services and the Service Fees paid or payable by Bottler under the applicable Services Exhibit (“Records”). With respect to the amounts chargeable to and payments made by Bottler under any Services Exhibit, Records will be kept in accordance with generally accepted accounting principles applied on a consistent basis. Bottler will be entitled to review the Records applicable to Bottler’s Services upon reasonable notice to CONA; provided, however, that Bottler will have no right to access or review any data relating to any other recipient of services from CONA.
5.05    Disaster Recovery Plan. Exhibit D (Operate) includes the procedures to be followed with respect to the continued provision of the Services if a Data Center is unavailable for use by any applicable party because it has been destroyed, damaged or is otherwise not available for use (the “Disaster Recovery Plan”) to such an extent that CONA is unable to provide any or all of the Services. CONA may modify or change the Disaster Recovery Plan for CONA’s Data Center at any time; provided, however, that CONA must provide Bottler with written notice as to any change or modification that is material, and no such change or modification will materially adversely affect CONA’s ability to restore the Services. Changes to the Disaster Recovery Plan will be subject to approval of the CONA Board of Directors.
ARTICLE 6.    EQUIPMENT, SOFTWARE AND INTELLECTUAL PROPERTY RIGHTS
6.01    Equipment. “Equipment” means, unless otherwise provided in this Master Agreement or any Services Exhibit, the particular computer equipment and peripherals, telecommunications products and other equipment, together with any and all associated documentation, useful or necessary for the performance of the Services at the Data Centers. Unless expressly specified otherwise in a Services Exhibit, CONA will own/lease/license, operate and maintain the Equipment (including managing the Vendors who are to provide maintenance to the Equipment). Unless expressly specified otherwise in a Services Exhibit, all amounts due under an Equipment lease that are attributable to the period during which CONA has operational responsibility for the corresponding Equipment will be included in the costs to be shared in accordance with Article 10, although these shared costs will not in any way be considered a sublease, a transfer, or a sale of the corresponding Equipment from CONA to Bottler. For clarity, Bottler will retain the responsibility to obtain and maintain all other equipment, not considered to be Equipment, necessary for its receipt and use of the Services, at its cost and expense, including delivery, installation and connectivity for such equipment.
6.02    Bottler Software. Bottler hereby grants to CONA, at no cost to CONA, a non-exclusive, royalty-free, non-transferable right to use, copy, execute, reproduce, operate, maintain and adapt, display, perform, modify, improve, and make derivative works of any software owned or licensed by Bottler (the “Bottler Software”), solely as useful or necessary to provide the Services, subject to any and all applicable license restrictions of Bottler’s third-party licensors. CONA may sublicense to Vendors the right to have access to, operate, maintain, and use the Bottler Software to the extent contemplated by this Master Agreement and any Services Exhibit, subject to any and all applicable license restrictions of Bottler’s third-party licensors. Upon expiration or termination of this Master Agreement for any reason, the applicable rights granted to CONA (and/or any Vendors) in this Section 6.02 immediately will, except as necessary for CONA (and any Vendors) to carry out its obligations under the Master Agreements for Bottler (including under Section 15.04(a) and Article 16), revert to Bottler.
6.03    Developed Software. As between Bottler and CONA, ownership of any (1) software or materials developed by CONA (the “Developed Software”), other than modifications to Bottler Software, and (2) any related documentation, will be governed by Section 6.10.
6.04    CONA Software. Subject to applicable license agreements in the case of Vendor Software, CONA hereby grants to Bottler a non-transferable (except as transferability is permitted in this Master Agreement, the applicable Services Exhibit or the CONA LLC Agreement), royalty-free, non-exclusive license to use, copy, execute, reproduce, operate, display, and perform, all software and other materials (including all modifications and enhancements thereto) owned or licensed by CONA and used to provide the Services, together with any and all associated documentation (the “CONA Software”), for use by Bottler during the Master Agreement Term and any Termination Assistance Period solely in connection with the provision of the Services to Bottler and the receipt and use by Bottler of the Services, in each case for Bottler’s internal operations and in compliance with the CONA LLC Agreement. Subject to Section 1.01, Bottler may sublicense its rights under this Section 6.04 to any Affiliate of Bottler for use by such Affiliate solely in connection with the provision of Services to such Affiliate and the receipt and use by such Affiliate of the Services for such Affiliate’s internal operations. Notwithstanding the foregoing, the license provided for in this Section 6.04 will not apply to the extent it would contravene any license restrictions and/or limitations applicable to the Vendor Software; provided, however, that CONA shall use commercially reasonable efforts to obtain from all Vendors all rights necessary to grant the rights set forth in this Section 6.04.
6.05    Frequency of Vendor Software Releases. As part of the Services, CONA will require the applicable Vendors to make available new releases and versions of Vendor Software to be used under each Services Exhibit with commercially reasonable frequency, unless otherwise determined by CONA pursuant to Section 4.01.
6.06    Changes and Upgrades to CONA Software. Except for modifications resulting from new releases and versions of Vendor Software (e.g., as set forth in Section 6.05) and Changes and/or modifications as may be approved by the CONA Board of Directors with reasonable advance notice to members, CONA will not make any Changes or modifications to the CONA Software that would materially impair its functionality or materially degrade its performance. CONA will require that the applicable Vendors make available and install in connection with, and as part of, the Services any generally available modifications or enhancements to the Vendor Software on the same basis that such modifications or enhancements are made available to CONA.
6.07    Back-Up. CONA will, and/or will require the applicable Vendors to, take commercially appropriate measures to back up all Bottler Data then residing on the CONA System.
6.08    Vendor Agreements. CONA will obtain and maintain in effect with each Vendor a written agreement with terms that permit CONA to provide the Services to Bottler, its Affiliates and the other members of CONA (and pass through the benefits of the Vendor agreement to Bottler, its Affiliates and the other members of CONA) consistent with the provisions of this Master Agreement, including without limitation Section 1.01.
6.09    Notice of Defaults. Bottler will promptly inform CONA of any breach of, or misuse or fraud in connection with, any Third-Party Services Contract, Equipment lease or Vendor Software license of which it becomes aware, and will cooperate with CONA to prevent or stay any such breach, misuse or fraud.
6.10    Intellectual Property.
(a)    “Intellectual Property” means all works, including literary works, pictorial, graphic and sculptural works, architectural works, works of visual art, and any other work that may be the subject matter of copyright protection; advertising and marketing concepts; information; data and databases; formulas; designs; models; drawings; computer programs, and software and all related source code, object code, documentation, listings, design specifications, and flowcharts; trade secrets; and any ideas, methods, processes, and inventions, including all processes, machines, manufactures and compositions of matter and any other invention that may be the subject matter of patent protection; and all statutory protection obtained or obtainable thereon.
(b)    As between CONA and Bottler and subject to Section 8.02, CONA retains ownership of all Intellectual Property made or owned by CONA (or TCCC, CCR or its other licensors) (including the CONA System) and any modifications or enhancements thereto or other derivative works thereof (excluding modifications to the Bottler Software). As between CONA and Bottler and subject to Section 8.02, CONA will have and retain all worldwide right, title and interest in and to (1) the CONA Software; and (2) Intellectual Property that is created, made, conceived, reduced to practice or authored by or on behalf of CONA or the Vendors, in connection with the performance of the Services or any Additional Services (excluding modifications to the Bottler Software); and (3) any modifications, improvements or other derivative works of any of the foregoing. CONA retains all rights to its general knowledge, experience and know-how (including processes, ideas, concepts, and techniques) acquired in the course of performing the Services excluding any Bottler Confidential Information and Bottler Data (provided that this provision does not impair Bottler’s rights to any of its own knowledge, experience, and know-how that Bottler may share with CONA). For clarity, as between CONA and Bottler, the CONA System and any improvements or modifications to or derivatives of the CONA System are and remain the exclusive property of CONA, subject to the rights granted to Bottler under this Master Agreement and the rights granted to TCCC and/or CONA’s members under the license agreement between TCCC and CCR that has been assigned to CONA and under the CONA LLC Agreement. Bottler will execute, or use commercially reasonable efforts to cause to be executed, any documents to document or perfect CONA’s ownership rights in any Intellectual Property that CONA is entitled to own pursuant to this Section 6.10(b).
(c)    CONA warrants that the CONA System does not use any open source or freeware code in a manner that, if the CONA System and Services are used in accordance with this Master Agreement, would require Bottler to distribute or disclose any source code that was included in the CONA System and Services. Furthermore, CONA represents that it will use all open source or freeware code in accordance with the applicable licensing terms of such open source or freeware code.
ARTICLE 7.        THIRD PARTIES
7.01    Cooperation with Bottler Third-Party Contractors.
(a)    Bottler may hire contractors, subcontractors, consultants, and/or other third parties (“Bottler Third-Party Contractors”) to perform services that complement the Services. CONA will require the Vendors to cooperate with and work in good faith with Bottler Third-Party Contractors as reasonably requested by Bottler. Such cooperation may require that Bottler execute a separate agreement with Vendors on commercially reasonable terms and conditions, which may include the Vendors: (i) providing reasonable remote access to the Equipment and Vendor Software to the extent necessary and permitted under any underlying agreements between CONA and the applicable Vendors; (ii) facilitating requests for assistance and support services to such Bottler Third-Party Contractors on the part of Vendors at rates to be agreed between them; and (iii) providing existing written requirements, standards and policies for systems operations so that the enhancements or developments of Bottler Third-Party Contractors may be operated by CONA in connection with the Services; provided, however, that if such enhancements or developments of Bottler Third-Party Contractors require excess resources or other costs or fees to be incurred by CONA, Bottler will be responsible for the payment of such extra fees or costs. CONA will notify Bottler in writing of any additional costs or fees incurred by CONA. Bottler will require its Bottler Third-Party Contractors to comply with the security and confidentiality requirements of CONA and its Vendors, including those set forth in Appendix 2, and will, to the extent performing work on CONA Software or Equipment for which CONA has operational responsibility, comply with CONA’s and the applicable Vendors’ standards, methodologies, and procedures, including those set forth in Appendix 2.
(b)    CONA will promptly notify Bottler if it has reason to believe that an act or omission of its Bottler Third-Party Contractor will cause, or has caused, a problem or delay in providing the Services, and will work with Bottler to prevent or circumvent such problem or delay. CONA will cooperate with Bottler and Bottler Third-Party Contractors to resolve differences and conflicts arising between the Services and other activities undertaken by Bottler or any of its Bottler Third-Party Contractors. Bottler will be responsible for any failure of its Bottler Third-Party Contractors to comply with Bottler’s obligations under this Master Agreement or any applicable Services Exhibit.
ARTICLE 8.        BOTTLER DATA
8.01    Provision of Data. Bottler will supply to CONA and/or the applicable Vendor, in connection with Services required, data in the form and on such schedules as agreed upon by Bottler and CONA in the applicable Services Exhibit and as may otherwise be agreed upon from time to time as necessary to permit CONA to perform the Services.
8.02    Ownership of Bottler Data. All data and information submitted to CONA and/or the applicable Vendor by or on behalf of Bottler or as such data and information is processed, developed, amended, modified or enhanced by CONA and/or the applicable Vendor on Bottler’s behalf in connection with the Services (the “Bottler Data”) is and will remain the property of Bottler, except to the extent that the ownership of such data is determined in a different way by other agreements between the parties or between other parties concerning that data (e.g. cross-license brands, GPI etc.). Except as permitted by this Master Agreement, an applicable Services Exhibit or an ancillary agreement executed by CONA and Bottler, CONA will not, and will require that the Vendors will not, (1) use Bottler Data other than in connection with providing the Services, (2) disclose, sell, assign, lease or otherwise provide Bottler Data to third parties, or (3) commercially exploit Bottler Data.
8.03    Correction of Errors. CONA will correct promptly and/or will require the applicable Vendor to correct promptly any known errors or inaccuracies in Bottler Data and Reports (1) caused by CONA or such Vendor, respectively, or (2) as otherwise provided in a Services Exhibit. Bottler is responsible for (a) the accuracy and completeness of its Bottler Data, and (b) any errors in or with respect to data obtained from CONA and/or the applicable Vendor caused by materially inaccurate or incomplete Bottler Data, except in either case to the extent that CONA and/or the applicable Vendor caused the Bottler Data to be inaccurate or incomplete.
8.04    Inspection and Ownership of Reports. Bottler will inspect and review the Reports and provide CONA with a notice of errors or inaccuracies. Bottler will own all Reports generated by or on behalf of CONA specifically for Bottler.
8.05    Ownership of Media. Unless furnished or paid for by Bottler or otherwise provided in a Services Exhibit, all media upon which Bottler Data is stored is and will remain the property of CONA and/or the applicable Vendor.
8.06    Data Privacy.
(a)    Roles. In relation to the Bottler Data that constitute personal data under the relevant laws relating to data protection, trans-border data flow and data privacy (collectively, “Privacy Laws”),

(i) Bottler will at all times act as and maintain the role of the owner and/or controller of such data; and (ii) CONA will at all times act as and maintain the role of the processor, and, subject to Section 8.06(e), will only process or transfer (both terms as defined in the relevant Privacy Laws) Bottler Data as instructed in writing by Bottler and in accordance with the terms of this Section 8.06. Nothing in this Master Agreement or any Services Exhibit will restrict or limit in any way Bottler’s rights or obligations as owner and/or controller of its Bottler Data or be deemed as an assignment of such rights and obligations to CONA or any Vendor; nor will anything in this Master Agreement or any Services Exhibit restrict or limit in any way CONA’s rights or obligations as processor or its obligations to comply with all of Bottler’s instructions as to the processing of its Bottler Data.
(b)    Written Agreement. For purposes of the relevant Privacy Laws, this Master Agreement and its applicable Services Exhibits are the written agreements relating to the processing by CONA of Bottler Data.
(c)    Instructions. This Master Agreement and any Services Exhibit (including the exhibits and attachments hereto and thereto) constitute the written instructions by Bottler as of the Master Agreement Effective Date for CONA’s processing of its Bottler Data. Such instructions may be modified and/or supplemented from time to time by written agreement of Bottler and CONA.
(d)    Compliance. Bottler and CONA as controller and processor, respectively, of any personal data (as defined in the relevant Privacy Laws) contained in the Bottler Data will duly observe all of their respective obligations under the relevant Privacy Laws. Bottler will make or obtain and maintain throughout the Master Agreement Term all necessary registrations or filings and notifications which Bottler is obliged to obtain and maintain pursuant to the relevant Privacy Laws in respect of the Services or other activities contemplated to be undertaken under or in connection with a Services Exhibit. CONA will during the Master Agreement Term, as part of the Services, comply with Bottler’s written instructions regarding the processing of its Bottler Data and, in so processing such Bottler Data, engage in activities and operations and maintain safeguarding and confidentiality measures (collectively, the “Actions”) which comply with Privacy Laws.
(e)    Changes. The requirements relating to any changes of the written processing instructions or the Actions will be subject to the Change Control Procedures. If such a Change is generated by a modification in the Privacy Laws and is required for ongoing compliance with such Privacy Laws, then CONA shall promptly implement the requested Change. The allocation of costs associated with such Change will be mutually agreed by CONA and Bottler.
(f)    Lawful Use. Bottler shall ensure that Bottler is entitled to transfer the relevant Personal Information to CONA so that CONA may lawfully use, process and transfer the Personal Information in accordance with this Master Agreement on Bottler’s behalf.
(g)    Vendors and Subcontractors. CONA may use Vendors and Subcontractors to provide Services on its behalf in accordance with the terms of this Master Agreement. Any such Vendor or Subcontractor will be permitted to process Personal Information solely pursuant to the terms of this Article 8 and only as necessary to deliver the services CONA has retained them to provide. These Vendors and Subcontractors may be located outside of the United States. CONA warrants that the agreements it has in place with any and all Vendors and Subcontractors contain similar or greater data privacy and security obligations than are contained in this Master Agreement.
(h)    If CONA receives any order, demand, warrant, or any other document requesting or purporting to compel the production of Personal Information under applicable law (including, for example, by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demands or other similar processes), CONA shall immediately notify Bottler (except to the extent otherwise required by Applicable Law) and shall not disclose the Personal Information to the third party without providing Bottler at least forty-eight (48) hours, following such notice, so that Bottler may, at its own expense, exercise such rights as it may have under law to prevent or limit such disclosure. Notwithstanding the foregoing, CONA shall exercise commercially reasonable efforts to prevent and limit any such disclosure and to otherwise preserve the confidentiality of the Personal Information and shall cooperate with Bottler with respect to any action taken with respect to such request, complaint, order or other document, including to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded to the Personal Information.
(i)    CONA shall, as appropriate and as directed by Bottler, regularly dispose of Personal Information that is maintained by CONA, but that is no longer necessary to provide the Services. Upon termination or expiration of this Master Agreement or any Vendor agreement for any reason or upon Bottler’s request, CONA (and any Vendor, as applicable) shall immediately cease handling Personal Information and shall return in a manner and format reasonably requested by Bottler, or, if specifically directed by Bottler, shall destroy, any or all Personal Information in CONA’s (or such Vendor’s) possession, power or control. If CONA disposes of any paper, electronic or other record containing Personal Information, CONA shall do so by taking all reasonable steps (based on the sensitivity of the information) to destroy the Personal Information by: (a) shredding; (b) permanently erasing and deleting; (c) degaussing; or (d) otherwise modifying the Personal Information in such records to make it unreadable, unreconstructable and indecipherable. Upon request, CONA will provide a written certification that Personal Information has been returned or securely destroyed in accordance with this Section 8.06(i).
ARTICLE 9.        INSURANCE AND RISK OF LOSS
9.01    Insurance Requirements. CONA shall, at its own cost and expense, acquire and maintain during the term of this Master Agreement, with insurance carriers having an AM Best Rating of A-VII or better, sufficient insurance to adequately protect the respective interests of the parties. Specifically, CONA must carry the following minimum types and amounts of insurance on an occurrence basis:
Commercial General Liability including premises-operations, broad form property damage, products /completed operations, contractual liability, independent contractors, personal injury and advertising injury and liability assumed under an insured contract with limits of at least $ 1,000,000 per occurrence and $ 2,000,000 general aggregate and $ 2,000,000 Products / Completed Operations Aggregate; and
Statutory Workers’ Compensation Insurance and Employer’s Liability Insurance in the minimum amount of $ 2,000,000 each employee by accident, $ 2,000,000 each employee by disease and $ 2,000,000 aggregate by disease; and
Property Insurance for tangible personal property owned by CONA in a minimum amount, to the extent commercially reasonable, equal to the full replacement cost of such property; and
Commercial Automobile Liability for any owned, non-owned, hired, or borrowed automobile is required in the minimum amount of $ 1,000,000 combined single limit; and
Cyber Liability Insurance in the minimum amount of $ 5,000,000.

In addition, CONA shall maintain umbrella coverage in the minimum amount of $ 10,000,000. CONA shall include the Bottler as an “Additional Insured” on its Commercial General Liability and Commercial Auto Liability policies listed above.
9.02    Insurance Renewals. Upon the execution of this Master Agreement and annually upon the anniversary date(s) of the insurance policy’s renewal date(s), CONA will provide Bottler with a Certificate of Insurance evidencing the required coverages and terms set forth above.
9.03    Insurance Notifications. CONA shall provide Bottler with thirty (30) days written notice of any cancellation, non-renewal, termination, material change or reduction in coverage.
9.04    Waiver of Recovery. CONA will cause its insurance companies to waive their right of recovery against Bottler.
9.05    Non-Limitation. The stipulated limits of coverage above shall not be construed as a limitation of any potential liability to Bottler, and failure to request evidence of this insurance shall not be construed as a waiver of CONA’s obligation to provide the insurance coverage specified.
9.06    Deductibles. CONA will be solely responsible for any deductible or self-insured retention maintained under its policies.
9.07    Primary and Excess Coverage. The above insurance limits may be achieved by a combination of primary and umbrella/excess policies.
ARTICLE 10.        PAYMENTS TO CONA
10.01    Service Fees. The charges and fees payable to CONA with respect to the services hereunder are described in the attached Appendix 5. These charges and fees may be adjusted from time to time by the Board as provided in the LLC Agreement.
10.02    Additional Service Fees. If CONA provides Additional Services, Bottler will pay the agreed Additional Service Fees pursuant to Section 1.05 above.
10.03    Proration. All periodic Service Fees or any other fees and charges under this Master Agreement and any Services Exhibit are to be computed on a calendar month basis and will be prorated on a daily basis for any partial month.
10.04    Payment Schedule. Unless otherwise set forth in any Services Exhibit or an applicable amendment to a Services Exhibit, the Service Fees and any other fees or charges owed by Bottler will be due and payable no later than thirty (30) days after Bottler’s receipt of an applicable invoice from CONA. CONA will invoice Bottler on a regular basis for Service Fees (and on an annual basis for any sales and use taxes to be collected by CONA pursuant to Section 10.05) as calculated above within thirty (30) days following the applicable service period (or annual period for such sales and use taxes). Payment terms hereunder, including the frequency of billing, payment and any discounts for early payment, will be as determined by vote of the Board of Directors of CONA from time to time. Each invoice will contain the information as detailed in the applicable Services Exhibit. Any amount not paid when due will bear interest until paid at a rate of interest equal to the lesser of (a) the prime rate established from time to time by Citibank of New York plus two percentage points or (b) the maximum rate of interest allowed by applicable law, provided that CONA will notify Bottler in writing prior to accruing any interest under this Section 10.04.

10.05    Taxes. Bottler is responsible for all sales and use taxes and similar taxes imposed on the Service Fees and for any other fees and charges under this Master Agreement and any Services Exhibit. CONA will collect from Bottler and remit such taxes where legally required to do so. Bottler will be responsible for remitting such taxes, if applicable, in states where CONA does not have a legal obligation to collect and remit such taxes.
ARTICLE 11.        AUDITS
11.01    Audit. Subject to the approval and direction of the CONA Board, CONA shall conduct, and when necessary in the reasonable judgment of CONA management shall require its key Vendors to conduct, at least annually an SSAE-16 audit of the CONA Services and supporting systems. The audit scope for CONA audits shall include Data Centers and the CONA Systems, and, unless otherwise agreed by the CONA Board, the audits will each cover a full twelve month period ending no earlier than September 30th of each year. Final audit reports will be issued to Bottler no later than November 15th of each year.
11.02    General Procedures. Following any audit or examination, CONA will conduct (in the case of an internal audit), or request its external auditors or examiners to conduct, an exit conference with the applicable Vendors to obtain factual concurrence with issues identified in the review. Bottler and CONA will develop mutually acceptable operating procedures for the sharing of audit and regulatory findings and reports related to operating practices and procedures produced by auditors or regulators of either party.
11.03    Response. CONA will review each audit report promptly after the issuance thereof. CONA will respond (or cause the applicable Vendor to respond) to each audit report in writing within thirty (30) days from receipt of such report. CONA will develop and adopt (pursuant to Section 4.01) an action plan to promptly address and resolve any deficiencies, concerns and/or recommendations in such audit report. CONA will, and will require each applicable Vendor to, undertake remedial action in accordance with such action plan and the dates specified therein.
ARTICLE 12.        CONFIDENTIALITY
12.01    Confidential Information. It is anticipated that during the performance of this Master Agreement and any Services Exhibit, CONA or Bottler may disclose to the other or the receiving party may come in contact with or observe certain confidential business, technical or financial information which is the property of the disclosing party. With respect to the terms and conditions of this Master Agreement, as well as the terms and conditions of the Services Exhibits and the Appendices attached hereto from time to time, and any other information that the disclosing party identifies in writing at the time of disclosure as confidential or within thirty (30) days from an oral disclosure, or is reasonably identifiable as confidential (“Confidential Information”), the receiving party will exercise the same degree of care and control to maintain such information in confidence and prevent disclosure thereof to third parties as the receiving party normally uses to preserve and protect its own Confidential Information of a similar nature during the Master Agreement Term and, except as required under Section 12.03, for a period of five (5) years thereafter, but in no event will such care and control be less than reasonable industry standards. No party will be obligated to maintain in confidence: (i) information which is, or subsequently becomes, within the knowledge of the public generally through no fault of the receiving party; (ii) information which the receiving party can show was previously known to it as a matter of record at the time of receipt; (iii) information which is obtained lawfully from a third party who is not under an obligation of confidentiality to the disclosing party; (iv) information which is developed as a matter of record by the receiving party without the use of the disclosing party’s Confidential Information; (v) information which is disclosed to a third party by the disclosing party without a corresponding obligation of confidence; or

(vi) information which is required to be disclosed pursuant to the requirement of a government or regulatory agency or national securities exchange or by operation of law subject to prior consultation with the disclosing party’s legal counsel.
12.02    Bottler Confidential Information. The Bottler Data and any other information describing or evaluating any proposed Changes or Additional Services requested by Bottler will be considered Bottler’s Confidential Information, and Bottler may impose reasonable access limitations on CONA’s access to commercially sensitive Bottler Data in order to limit such access to those of CONA’s personnel who have a need to know in order to carry out CONA’s obligations pursuant to this Master Agreement or any Services Exhibit. These restrictions do not supersede any subsequent agreement that might be entered into between the parties and that governs the use and access of such Bottler Data and Bottler’s Confidential Information. Nothing in this Master Agreement shall be construed to change or modify the use and access of Bottler Data, if that use and access is already subject to other agreements between the parties or third parties. Notwithstanding the foregoing, to the extent CONA implements any Changes into the CONA System and/or provides any Additional Services, then all confidential information and materials provided by Bottler that relate to such Changes and Additional Services shall automatically become CONA’s Confidential Information.
12.03    Trade Secrets. No receiving party, nor their respective employees, agents, contractors or subcontractors, will disclose, or use for their own benefit any Confidential Information which is identified as a trade secret without the disclosing party’s prior written consent for as long as the Confidential Information remains a trade secret.
12.04    Use During Performance of Agreement. Each party will each only be entitled to use Confidential Information and trade secrets of the other solely to the extent required to exercise its rights and meet its obligations under this Master Agreement and any Services Exhibit. CONA may provide Confidential Information of Bottler to Vendors on an as-needed basis, and will contract with such Vendors for confidentiality obligations consistent with this Article 12. Bottler is permitted to disclose Confidential Information of CONA to (i) any of its employees, agents, or contractors; (ii) any Affiliate of Bottler that utilizes any Services; and (iii) any Bottler Third-Party Contractor, but only to the extent necessary to utilize the Services (in the case of an employee, agent, contractor or Affiliate of Bottler) or to perform services as contemplated by Section 7.01 (in the case of a Bottler Third-Party Contractor), and provided that any such employee, agent, contractor, Affiliate or Bottler Third-Party Contractor agrees to maintain and use the confidentiality of such Confidential Information to the same extent required by this Article 12. Upon termination of this Master Agreement, CONA and Bottler shall immediately cease use of and destroy all copies of the other party’s Confidential Information.
12.05    Unauthorized Acts. Bottler and CONA will: (1) notify the other party promptly of any unauthorized use, or attempt thereof, of the other party’s Confidential Information by any person or entity which may become known to such party, (2) promptly furnish to the other party full details of the unauthorized use of the other party’s Confidential Information, or attempt thereof, and use commercially reasonable efforts to assist the other party in investigating or preventing the reoccurrence thereof, and (3) use commercially reasonable efforts to cooperate with the other party in any litigation and investigation against third parties deemed necessary by the other party to protect its proprietary rights Each party will bear the cost it incurs as a result of compliance with this Section 12.05.

ARTICLE 13.REPRESENTATIONS, WARRANTIES AND COVENANTS
13.01    By Bottler. Bottler represents, warrants and covenants that:
(a)    it is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware;
(b)    it has all the requisite corporate power and authority to execute, deliver and perform its obligations under this Master Agreement;
(c)    the execution, delivery and performance of this Master Agreement by Bottler has been duly authorized by Bottler;
(d)    Bottler has not as of the Master Agreement Effective Date, and will not, disclose any Confidential Information of CONA in violation of the terms of this Master Agreement, unless such disclosure was permitted under another agreement between the parties at the time of disclosure;
(e)    there is no claim, action, suit, investigation, or proceeding pending or, to Bottler’s knowledge, contemplated or threatened against Bottler which seeks damages or penalties in connection with any of the transactions contemplated by this Master Agreement or to restrict or delay the transactions contemplated hereby or to limit in any manner CONA’s rights under this Master Agreement; and
(f)    Bottler has obtained, or will obtain, all consents, approvals, licenses or assignments necessary to perform the obligations for which Bottler is responsible under this Master Agreement and/or any Services Exhibit and to receive the Services.
13.02    By CONA. CONA represents, warrants and covenants that:
(a)    it is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware;
(b)    CONA has all requisite company power and authority to execute, deliver and perform its obligations under this Master Agreement;
(c)    the execution, delivery and performance of this Master Agreement by CONA has been duly authorized by CONA;
(d)    CONA has not, as of the Master Agreement Effective Date, and will not, disclose any Confidential Information of Bottler in violation of the terms of this Master Agreement, unless such disclosure was permitted under another agreement between the parties at the time of disclosure;
(e)    there is no claim, action, suit, investigation, or proceeding pending or, to CONA’s knowledge, contemplated or threatened against CONA which seeks damages or penalties in connection with any of the transactions contemplated by this Master Agreement or to restrict or delay the transactions contemplated hereby or to limit in any manner Bottler’s rights under this Master Agreement; and

(f)    CONA has obtained, or will obtain, all consents, approvals, licenses or assignments necessary to perform the Services for which CONA is responsible under this Master Agreement and/or any Services Exhibit.

13.03    Other Warranties.
(a)    Warranties. CONA represents and warrants that it will diligently perform, and use commercially reasonable efforts to cause the Vendors to perform, the Services in a professional quality conforming to generally accepted industry standards and practices.
(b)    Pass-Through Warranties and Indemnities. CONA agrees that it will pass through to Bottler any rights it obtains under warranties and indemnities given by the Vendors in connection with any Service, Vendor Software, Equipment or Deliverable to the extent permitted by the applicable Vendor contract or consented to by the applicable Vendor on a case-by-case basis. If pass-through warranties and indemnities are not available from a particular Vendor, CONA will enforce the applicable warranty or indemnity on behalf of Bottler as provided below. In the event of a Service, Vendor Software, Equipment or Deliverable nonconformance, CONA will coordinate with, and be the point of contact for resolution of the problem through, the applicable Vendor and, upon becoming aware of a problem, will notify such Vendor and will use commercially reasonable efforts to cause such Vendor to promptly repair or replace the nonconforming item in accordance with such Vendor’s warranty.
(c)    EXCEPT AS EXPRESSLY SET FORTH IN THIS MASTER AGREEMENT, BOTH CONA AND BOTTLER EXPRESSLY DISCLAIM ALL OTHER WARRANTIES EXPRESS, IMPLIED, OR STATUTORY WITH RESPECT TO THIS MASTER AGREEMENT, THE SERVICES EXHIBITS, AND ANY PRODUCTS, SERVICES, SOFTWARE OR DATA THAT THEY PROVIDE TO THE OTHER PARTY HEREUNDER, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, TITLE OR NON-INFRINGEMENT, AND FURTHER DISCLAIMS ANY LIABILITY FOR REPRESENTATIONS OR PROMISES NOT CONTAINED IN THIS MASTER AGREEMENT.
ARTICLE 14.        DISPUTE RESOLUTION
14.01    Disputes. Any dispute between any parties arising out of this Master Agreement and any Services Exhibit will first be heard by CONA’s Board of Directors (or a committee of the CONA Board of Directors established for that purpose). Either party may request consultation by giving the other party-disputant detailed written notice that, in its opinion, a dispute has arisen, and stating the basis for the dispute and its position on the dispute. If a committee of the CONA Board of Directors is unable to finally resolve the matter, the disputed matter will be referred to CONA’s full Board of Directors to resolve the matter. If the dispute cannot be resolved by the CONA Board of Directors, then the matter will be exclusively submitted to the American Arbitration Association (“AAA”) for arbitration at a mutually agreed location. Unless otherwise expressly stated herein, the arbitration will be conducted in accordance with AAA’s Commercial Arbitration Rules including the Optional Rules for Emergency Measures of Protection in effect at the time of the submission to arbitration. The arbitral tribunal will consist of three neutral arbitrators pursuant to the procedures of the AAA. The arbitral award will be non-appealable, final and binding upon both parties. Neither party shall be required to give general discovery of documents, but may be required by the arbitrators to produce specific, identified documents that are relevant to the dispute. The language of arbitration will be English. The parties will keep confidential any matters with respect to such arbitration proceedings.
No dispute under this Master Agreement or any Services Exhibit will be the subject of litigation or other formal proceeding between any parties (excluding any actions based upon the indemnity obligations under Article 17, actions seeking injunctive relief for an actual or threatened breach of Article 12, and an action to compel compliance with this Section).

14.02    Continued Performance. In the event of a good faith dispute between Bottler and CONA regarding this Master Agreement and any Services Exhibit pursuant to which Bottler in good faith believes it is entitled to withhold payment, Bottler will, upon request by CONA and on the date which any Service Fees are required to be made during the pendency of such dispute, deposit the full disputed amount of the Service Fees in an interest-bearing escrow account in a nationally-recognized bank or depository specified by CONA and furnish evidence of such deposit to CONA. For as long as Bottler makes any such required escrow deposits during the pendency of such dispute, CONA will continue to provide the Services and Bottler will pay, and continue to pay, all undisputed amounts. Upon resolution of the dispute, the money in the escrow account, plus any interest earned on such money, will be distributed to the prevailing party or will be distributed among Bottler and CONA pro rata in accordance with the claims or portions of claims resolved in each party’s favor.
ARTICLE 15.        EFFECTIVENESS; TERM; TERMINATION
15.01    Master Agreement Term. The term (the “Master Agreement Term”) of this Master Agreement will commence on the date first written above (the “Master Agreement Effective Date”) and will continue until terminated pursuant to this Article 15.
15.02    Termination for Cause.
(a)    Material Breach By Bottler. If Bottler fails to perform its material obligations under Article 10 (“Payments to CONA”), Article 12 (“Confidentiality”), Article 13 (“Representations, Warranties and Covenants”) or Article 17 (“Indemnities”), and such failure is not cured within ninety (90) days after written notice is given to Bottler specifying the nature of the default, CONA may, upon further ninety (90)-day written notice to Bottler, terminate this Master Agreement and any Services Exhibit as to Bottler as of the date specified in such notice of termination.
(b)    Material Breach by CONA. If CONA commits a material breach under this Master Agreement that is having a material adverse effect upon Bottler’s business in the Territories, and such failure is not cured within ninety (90) days after written notice is given to CONA specifying the nature of the default, Bottler may, upon further ninety (90)-day written notice to CONA, terminate this Master Agreement as it applies to Bottler as of the date specified in such notice of termination.
(c)    Termination for Insolvency. If CONA or Bottler becomes or is declared insolvent or bankrupt, is the subject of any proceedings relating to its liquidation, dissolution, its insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors or enters into an agreement for the composition, extension, or readjustment of all or substantially all of its obligations, then, unless the insolvent or bankrupt party immediately gives adequate assurance of the future performance of this Master Agreement or any Services Exhibit, CONA or Bottler may, by giving written notice thereof to the other party-disputant, terminate this Master Agreement as of a date specified in such notice of termination.
15.03    Termination upon Dissolution of CONA. If CONA is dissolved in accordance with the provisions of the CONA LLC Agreement, this Master Agreement will terminate, and Bottler will have the rights to use the CONA System provided for under the CONA LLC Agreement.

15.04    Effect of Termination. Except as otherwise provided in Section 11.03 of the CONA LLC Agreement with respect to a member withdrawing from CONA, upon the termination of this Master Agreement and/or any Services Exhibit:
(a)    If requested by Bottler, CONA will, and/or will use good faith efforts to require Vendors to, continue to provide to Bottler those Services and reasonable assistance in Bottler’s transitioning its business back to its legacy systems or another system provided for or by Bottler, for up to the Termination Assistance Period pursuant to Article 16 as may further be detailed in mutually agreed Services Exhibit (“Termination Assistance Services”). Bottler will pay for such Services in accordance with the provisions of Article 10 as of the date of such termination or as otherwise set forth in the applicable Services Exhibit; provided that , if CONA terminated this Master Agreement for nonpayment, CONA’s obligation under this Section 15.04(a) and Article 16 will be subject to prepayment by Bottler for Termination Assistance Services and payment of all other amounts owed by Bottler that remain due and payable to CONA prior to commencement of any Termination Assistance Services.
(b)    Bottler will pay CONA for all authorized Services performed, and CONA Software or Equipment purchased at Bottler’s request and delivered to Bottler, through the date of such termination;
(c)    each party will have the ownership rights specified in Article 6; and
(d)    Bottler will not be (1) obligated to pay any termination fee to CONA in the event of a termination of this Master Agreement and/or any Services Exhibit, except as provided to the contrary in an applicable Services Exhibit or in the CONA LLC Agreement, and (2) required to make any further payments under Article 10 in respect of any terminated Services Exhibit, except as provided for in Section 15.04(a) and Section 15.04(b), or as provided in the applicable Services Exhibit or the CONA LLC Agreement.
The provisions of this Section 15.04 are in addition to, and not in lieu of, any remedies provided for by law or equity or in the CONA LLC Agreement.
ARTICLE 16.TERMINATION ASSISTANCE SERVICES
16.01    Availability. The Termination Assistance Services will commence upon any notice of termination of the Master Agreement Term, and continue for up to six (6) consecutive months following the effective date of the termination of the Master Agreement Term (as such effective date may be extended by the parties’ agreement) (“Termination Assistance Period”). At Bottler’s request, CONA will, and/or will use good faith efforts to require Vendors to, provide Termination Assistance Services described in Section 15.04(a) and this Article 16 to Bottler. If provided, CONA will, and will require Vendors to, perform the Termination Assistance Services with at least the same degree of accuracy, quality, completeness, timeliness, responsiveness and cost-effectiveness as it provided and was required to provide for the same or similar Services during the Master Agreement Term. The quality of the Services provided by CONA following its receipt of a notice of termination or non-renewal will not be degraded or deficient in any material respect.
16.02    Scope of Service. As part of the Termination Assistance Services, CONA will, and will require Vendors to, transfer, in a timely manner, the control and responsibility for all information technology functions and Services previously performed by or for CONA to Bottler and/or its designees by the execution of any documents reasonably necessary to effect such transfers.

ARTICLE 17.        INDEMNITIES
17.01    Bottler Indemnities. Bottler agrees to defend CONA, and its subsidiaries, divisions and affiliates, and each of their employees, officers and directors, from and against all third-party claims, suits and proceedings brought against CONA, and will pay all final judgments awarded or settlements entered into on such claims, for (A) bodily injury (including loss of life) or damage to real property or tangible personal property caused by the gross negligence or willful misconduct of Bottler, its agents, employees or contractors, or (B) a violation of any applicable Privacy Law attributable to the gross negligence or willful misconduct of Bottler, its agents, employees or contractors, in each case arising out of or in connection with this Master Agreement and Services Exhibits. These indemnities will pass through to the Vendors, as applicable.
17.02    CONA Indemnities. CONA agrees to defend Bottler, its subsidiaries, divisions, affiliates, and each of their employees, officers and directors, from and against all third-party claims, suits and proceedings brought against Bottler, and will pay all final judgments awarded or settlements entered into on such claims, for (A) bodily injury (including loss of life) or damage to real property or tangible personal property caused by the gross negligence or willful misconduct of CONA, its agents, employees or Vendors, or (B) a violation of any applicable Privacy Law attributable to the gross negligence or willful misconduct of CONA, its agents, employees or Vendors, in each case arising out of or in connection with this Master Agreement and Services Exhibits. CONA will use commercially reasonable efforts to obtain like indemnities from Vendors for the benefit of Bottler.
17.03    Infringement Claims. If any claim should be made against Bottler at any time during the Master Agreement Term, that by virtue of its use of the Services, Bottler is infringing any intellectual property rights, the parties shall reasonably cooperate and use commercially reasonable efforts to resolve the situation. If the claim is based on a Service that does include Vendor Software or services, CONA will, promptly after receiving notice of the claim made against Bottler, coordinate with, and be the point of contact for resolution of the problem through, the applicable Vendor and will notify such Vendor and will use commercially reasonable efforts to cause such Vendor to obtain a license for Bottler to continue using the Services, promptly modify the Services (without any change in functionality), so that they become non-infringing, or replace the Services with functionally equivalent non-infringing Services in accordance with such Vendor’s warranty. If any such claim proceeds to litigation, Bottler agrees that the CONA Board may direct CONA to control the defense of the claim in order to ensure that the interests of the respective members are adequately protected.
ARTICLE 18.        DAMAGES; LIABILITY WAIVER
18.01    CONSEQUENTIAL DAMAGES. NEITHER CONA NOR BOTTLER WILL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OR LOST PROFITS, OR ANY OTHER DAMAGES THAT ARE NOT DIRECT AND OUT-OF-POCKET, ARISING OUT OF OR RELATING TO SUCH PARTY’S PERFORMANCE UNDER THIS MASTER AGREEMENT AND SERVICES EXHIBITS.
18.02    DAMAGES CAP. EXCEPT AS PROVIDED IN SECTION 18.03 OR THE NEXT SENTENCE, NEITHER CONA NOR BOTTLER WILL BE LIABLE FOR ANY DAMAGES, WHETHER BASED ON AN ACTION OR CLAIM IN CONTRACT, EQUITY, NEGLIGENCE, TORT OR OTHERWISE, UNDER THE MASTER AGREEMENT AND SERVICES EXHIBITS. IN RECOGNITION OF THE PASS-THROUGH NATURE OF THE SERVICES TO BE PROVIDED BY VENDORS, SUBJECT TO SECTION 1.04, CONA WILL NOT BE LIABLE TO BOTTLER FOR ANY

DAMAGES, WHETHER BASED ON AN ACTION OR CLAIM IN CONTRACT, EQUITY, NEGLIGENCE, TORT OR OTHERWISE, UNDER THE MASTER AGREEMENT AND SERVICES EXHIBITS, FOR ANY ACT OR OMISSION OF ANY VENDOR, TO ANY GREATER EXTENT THAN THE APPLICABLE VENDOR IS LIABLE TO CONA FOR SUCH ACT OR OMISSION.
18.03    EXCEPTIONS TO LIMITATIONS OF LIABILITY. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE FOREGOING LIMITATIONS WILL NOT APPLY TO (I) A PARTY’S OWN WILLFUL MISCONDUCT; OR (II) THE INDEMNIFICATION OBLIGATIONS SET FORTH IN ARTICLE 17; OR (III) BREACH OF THE CONFIDENTIALITY OBLIGATIONS SET FORTH IN ARTICLE 12; OR (IV) BOTTLER’S OBLIGATION TO PAY IN ACCORDANCE WITH THIS AGREEMENT FOR SERVICES RENDERED.
18.04    TCCC AND CCR LIABILITY WAIVER. BOTTLER, ON BEHALF OF ITSELF AND ALL OF ITS PAST AND PRESENT SUBSIDIARIES, PARENTS, SUCCESSORS AND PREDECESSORS, AFFILIATES, RELATED ENTITIES AND DIVISIONS, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “BOTTLER PARTIES”), HEREBY RELEASES AND DISCHARGES TCCC, CCR AND ALL OF THEIR RESPECTIVE PAST AND PRESENT SUBSIDIARIES, PARENTS, SUCCESSORS AND PREDECESSORS, AFFILIATES, RELATED ENTITIES AND DIVISIONS, REPRESENTATIVES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “TCCC PARTIES”), FROM ANY AND ALL LIABILITIES, CLAIMS, CAUSES OF ACTION, OBLIGATIONS, DEMANDS, LOSSES, COSTS OR EXPENSES OF ANY KIND OR NATURE WHATSOEVER, PAST OR PRESENT, ASCERTAINED OR UNASCERTAINED, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CLAIMED OR UNCLAIMED WHICH THE BOTTLER PARTIES HAVE, OR HAVE EVER HAD, BY VIRTUE OF ANY ACT, OMISSION, REASON, CAUSE OR THING ALLEGED OR THAT COULD HAVE BEEN ALLEGED IN ANY JUDICIAL OR ARBITRATION PROCEEDINGS WITH RESPECT TO THE PROVISION OF SERVICES BY CONA PURSUANT TO THIS AGREEMENT. CONA ITSELF WILL NOT CONSTITUTE EITHER A BOTTLER PARTY OR A TCCC PARTY FOR PURPOSES OF THIS SECTION 18.04 (I.E., CONA IS NOT WAIVING ANY CLAIMS AGAINST THE TCCC PARTIES UNDER THIS SECTION 18.04, AND BOTTLER PARTIES ARE NOT WAIVING ANY CLAIMS AGAINST CONA UNDER THIS SECTION 18.04). FOR CLARITY, NOTWITHSTANDING THE FOREGOING LANGUAGE OF THIS SECTION 18.04, CONA WILL RETAIN ALL RIGHTS UNDER ANY AGREEMENT BETWEEN CONA AND TCCC OR CCR, RESPECTIVELY, INCLUDING WITHOUT LIMITATION THE ASSET PURCHASE AGREEMENT, FINANCIAL MATTERS AGREEMENT AND MASTER SERVICES AGREEMENTS.
ARTICLE 19.        MISCELLANEOUS
19.01    Force Majeure.
(a)    No party will be liable, or be deemed to be in default, to another party hereunder (except as provided in Section 5.05) by reason or on account of any delay or omission caused by epidemic, fire, order of a court of competent jurisdiction (other than preliminary or permanent injunctions issued pursuant to an indemnity obligation for intellectual property infringement set forth in Article 17), executive decree or order, act of God or public enemy, war, riot, civil commotion, earthquake, accident, explosion, casualty or embargo; provided that such force majeure event that is an accident or casualty is not caused directly or indirectly by the excused party and could not have been prevented by such party’s reasonable diligence; and provided, further, that such events will not be excused to the extent they are intended to be addressed by, or can be obviated by the implementation of, the Disaster Recovery Plan.

(b)    Upon the occurrence of a force majeure event, the non-performing party will be excused from any further performance of those of its obligations pursuant to the applicable Services Exhibit affected by the force majeure event for as long as (a) such force majeure event continues and (b) such party continues to use commercially reasonable efforts to recommence performance whenever and to whatever extent possible without delay. The party delayed by a force majeure event will immediately notify the other party or parties by telephone (to be confirmed by written notice within twenty-four (24) hours of the inception of the failure or delay) of the occurrence of a force majeure event and describe in reasonable detail the nature of the force majeure event.
(c)    The occurrence of a force majeure event does not limit or otherwise affect CONA’s obligation to provide either normal recovery procedures or any other disaster recovery services as described in Section 5.05 except to the extent the force majeure event prevents the performance of such obligations.
19.02    Compliance with Rules and Regulations. Each party will instruct its personnel, agents and subcontractors to comply with the safety standards, security regulations and other published policies of the other party while on the other party’s premises. Each party shall ensure that when entering or within the other party’s premises, all such party’s personnel, agents and subcontractors must establish their identity to the satisfaction of security personnel and comply with all directions given by them, including directions to display any identification cards provided by such other party.
19.03    Severability. If any provision contained in this Master Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Master Agreement, and this Master Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained in this Master Agreement.
19.04    Assignment.
(a)    Neither CONA nor Bottler may assign this Master Agreement, without the prior written consent of the other party; provided, however, that Bottler may, upon notice to CONA, assign this Master Agreement, without CONA’s consent, to any subsidiary or affiliate of Bottler. Bottler’s rights under this Master Agreement may be assigned in connection with a permitted transfer of Bottler’s interest in CONA in accordance with the terms of the CONA LLC Agreement.
(b)    Any assignment in contravention of this Section 19.04 will be void.
19.05    Notices. Except as otherwise specified in this Master Agreement or Services Exhibit, all notices, requests, approvals, and consents and other communications required or permitted under this Master Agreement or any Services Exhibit will be in writing and will be sent by express mail, Federal Express, or other, similar overnight bonded mail delivery services to the address specified below:
In the case of Bottler:
Coca-Cola Bottling Co. Consolidated
4100 Coca-Cola Plaza
Charlotte, NC 28211
Attention: Chief Information Officer
With a copy to: General Counsel

In the case of CONA:
CONA Services LLC
1 Coca-Cola Plaza
Atlanta, GA 30313
Attention: Reinhard Meister, CEO
With a copy to: General Counsel
Each party may change its address or facsimile number for notification purposes by giving the other party notice of the new address or facsimile number and the date upon which it will become effective.
19.06    Counterparts. This Master Agreement and any Services Exhibit may be executed in any number of counterparts, all of which taken together will constitute one single agreement among the parties.
19.07    Headings; Cross References. The article and section headings and the table of contents are for reference and convenience only and will not be considered in the interpretation of this Master Agreement or any Services Exhibit. All cross-references in this Master Agreement and any Services Exhibit to Sections, Appendices or Exhibits will be deemed to be references to the corresponding section or article in, or exhibit to, this Master Agreement or the applicable Services Exhibit, unless the context otherwise clearly indicates.
19.08    Relationship. The performance by CONA of its duties and obligations under this Master Agreement and any Services Exhibit will be that of an independent contractor and nothing contained in this Master Agreement or any Services Exhibit will create or imply an agency relationship between any of the parties, nor will this Master Agreement or any Services Exhibit be deemed to constitute a joint venture or partnership between any of the parties.
19.09    Consents, Approvals and Requests. All consents and approvals to be given by a party under this Master Agreement and any Services Exhibit will not be unreasonably withheld or delayed and the requesting party will make only reasonable requests under this Master Agreement and/or any Services Exhibit. No approval will be valid or acceptable unless given by an authorized representative of the appropriate party.
19.10    Waiver. No delay or omission by either party to exercise any right or power it has under this Master Agreement or any Services Exhibit will impair or be construed as a waiver of such right or power. A waiver by either party of any breach or covenant will not be construed to be a waiver of any succeeding breach or any other covenant. All waivers must be in writing and signed by the party waiving its rights.
19.11    Entire Agreement. This Master Agreement, including each Services Exhibit (and including all Schedules thereto) and each of the Appendices which are hereby incorporated by reference into this Master Agreement (including all Attachments thereto), are the entire agreement between the parties with respect to the Services, and there are no other representations, understandings or agreements between any parties relative to such subject matter.
19.12    Interpretation of Documents. The terms and conditions of the Services Exhibits will be supplemental and additional to the terms and conditions of the Master Agreement; provided, however, that if by reference to specific sections in the Master Agreement, a Services Exhibit expressly states that certain specified terms and conditions of the Master Agreement will not apply in the contractual relationship among the parties, the relevant parts of such Services Exhibit will prevail over the specified sections of the Master Agreement. Any boilerplate terms contained in any purchase order, order confirmation or invoice will be void and of no effect with respect to this Master Agreement and/or any Services Exhibit.

19.13    Amendments. No amendment to, or change, waiver or discharge of, any provision of this Master Agreement or any Services Exhibit will be valid unless in writing and signed by a respective authorized representative of each party.
19.14    Governing Law and Forum. This Master Agreement, including each Services Exhibit, will be governed by the laws of the State of Georgia, U.S.A. without reference to conflict of laws principles.
19.15    Survival. In addition to those provisions expressly surviving termination or expiration, the terms of Article 8, Section 10.05, Article 12, Article 13, Article 14, Article 15, Article 16 and all applicable provisions of this Master Agreement and each Services Exhibit with respect to any Termination Assistance Services being provided by CONA, Article 17, Article 18, and Article 19 will survive the termination of this Master Agreement for any reason.
19.16    Third-Party Beneficiaries. Except as expressly specified in this Master Agreement, this Master Agreement and each Services Exhibit will not benefit, or create any right or cause of action in or on behalf of, any person or entity other than Bottler (and its Affiliates using Services as permitted hereunder) and CONA.
19.17    Covenant of Further Assurances. The parties covenant and agree that, subsequent to the execution and delivery of this Master Agreement and without any additional consideration, they will execute and deliver any further legal instruments and perform any acts which are or may become necessary to effectuate the purposes of this Master Agreement. The parties covenant and agree that, subsequent to the execution and delivery of a Services Exhibit and without any additional consideration, each of them will execute and deliver any further legal instruments and perform any acts which are or may become necessary to effectuate the purposes of such Services Exhibit.
19.18    Export Regulations. This Master Agreement is expressly made subject to any United States government laws, regulations, orders or other restrictions regarding export from the United States of Equipment, computer hardware, software, technical data or derivatives of such Equipment, hardware, software or technical data. Notwithstanding anything to the contrary in this Master Agreement, no party will directly or indirectly export (or re-export) any Equipment, computer hardware, software, Deliverables technical data or derivatives of such Equipment, hardware, software, Deliverables or technical data, or permit the shipment of same: (a) into (or to a national or resident of) any country to which the United States has embargoed goods; (b) to anyone on the U.S. Treasury Department’s List of Specially Designated Nationals, List of Specially Designated Terrorists or List of Specially Designated Narcotics Traffickers, or the U.S. Commerce Department’s Denied Parties List; or (c) to any country or destination for which the United States government or a United States governmental agency requires an export license or other approval for export without first having obtained such license or other approval. The parties will reasonably cooperate with the other and will provide to the other promptly upon request any end-user certificates, affidavits regarding re-export or other certificates or documents as are reasonably requested to obtain approvals, consents, licenses and/or permits required for any payment or any export or import of products or services under this Master Agreement.
19.19    Disclaimers. Bottler acknowledges that, as between it and CONA, it is solely responsible for determining its requirements and specifications to address its legal or regulatory compliance, including its Sarbanes-Oxley compliance. CONA is not providing any legal advice to Bottler. Bottler will consult with and rely exclusively on its own legal counsel for legal advice regarding its legal and regulatory compliance obligations. The foregoing will not limit CONA’s obligations hereunder with respect to compliance with laws, rules and regulations applicable to CONA’s provision of the Services.

19.20    Favored Nations Status. The Services hereunder are being provided by CONA to Bottler and other CONA members on a “cost pass through” basis. This Master Agreement contains the same terms and conditions as the Master Services Agreement of each other CONA member, except in the case of member-specific terms, such as description of specific services to be provided by CONA, applicable service levels and the cost of such member-specific services. [***].

- Signature page follows -

IN WITNESS WHEREOF, the parties have each caused this Master Agreement to be signed and delivered by its duly authorized representative.

COCA-COLA BOTTLING CO. CONSOLIDATED

By: /s/ James E. Harris
Printed Name: James E. Harris
Title: Executive Vice President

CONA SERVICES LLC

By: /s/ Reinhard Meister
Printed Name: Reinhard Meister
Title: Chief Executive Officer

List of Exhibits and Appendices to
Master Services Agreement
Exhibits
A.    CONA Functionalities
B.    Build
C.    Deploy
D.    Operate
Schedule 1: Key Performance Indicators, Service Level Specifications and Credits
Schedule 2: Disaster Recovery Plan

Appendices
1.    Defined Terms
2.    Security Practices
Attachment 1: CONA Data Classification and Encryption Policies
Attachment 2: Terms and Conditions of Service for Single Sign-On Capability
3.    CONA Hosting Security Guidelines
4.    Vendor Third Party Software
5.    Costs and Fees
6.    Bottler’s Phase 1(a) Territories and Phase 1(a) Cases
7.    Distribution Territories Projected to be on the CONA System to reach Steady State Date (DSD)

Exhibit A

CONA Functionalities
CONA provides full scope solutions customer operations finance & HR integrated customer care central order capture service & issue management integrated account management one view

Exhibit B

Build

Scope / Services
The Services to be provided in connection with the Build phase will be set forth in this Exhibit B and will include the following:
(i) Governance, Business Process Management and Standards
(ii) Planning, design, development and testing of the CONA System
(iii) Build of required infrastructure
(iv) Acquisition of required license rights
(v) Integration and performance testing
(vi) Build activities to be provided under this Exhibit B will not include business support.

Exhibit C

Deploy

Services
The Services to be provided in connection with the Deploy phase will be set forth in this Exhibit C and will include the following:
(1) Program management (including CONA deployment methodology, quality control and readiness assessments)
(2) Change Management (including BPM, solution support, knowledge transfer to the project team, and user training)
(3) Deployment infrastructure (including CONA landscape, hosting and network)
(4) Data loading (including loading tools, data loads (mock and production)
(5) Cutover (including technical cutover, dry runs and business cutover)

Costs
The IT deployment cost for the CONA System will be included in the CONA operating costs.
All other costs will be shared based upon an “activity based approach” with each party bearing its own expense associated with the deployment. For example, CONA pays for data extractions and business personnel on-site to successfully transition any of the Territories (or portion thereof) to the CONA System and Bottler pays for items such as their business personnel on-site and training their new associates on its business processes/standards.

Area	Key Deliverables	Bottler	CONA/SOF	CONA
System
CONA Release 3/4 Build
Localizations for transition territories
Security & Roles
Unit- and Integration Test
System integration to Legacy application
End-to-End Test
End User Acceptance Test
CONA Release 3/4 Operations & Monitoring
CONA Release 3/4User Support
		C A A I A A A C A (Legacy)	C C C I C C C	A R R A C C C A A (CONA)
Training	Training approach / concept / baseline material Training material - Iteration 1 Project Team Training End User Training	R A C A	R R C C	A C A C
Transition & Change Mgmt	Process & Role Changes HRM - People MTO - Customer OTC - Sales & Delivery FTD - Product Planning, Warehouse and Inventory PTP - Procurement, Replenishment RTR - Accounting	A	C	C
Data	Data extraction Data cleansing / mapping / conversion Data loading - Mock data loads Data loading - Production data loads	A C A	A R C C	C R A R
Transition Playbook	Transition and Change Management Plan Deployment project plan for transition territories Resource plan	A A A	R C R	C C R
Cutover	Dry-Run and Cutover	A	R	R

Exhibit D

Operate

CONA Responsibilities
The Services to be provided in connection with the Operate phase will be set forth in this Exhibit D and will include the following:
(1) CONA System access
(2) Operations infrastructure (servers, data storage, hosting, backup, disaster recovery, database, security threat protection, upgrades, standard landscapes)
(3) Network operations
(4) Job monitoring, batch management
(5) System maintenance
(6) Basic user access
(7) role based via idM
(8) Helpdesk/Application Support (support will include Level 2 Support and Level 3 Support, but will not include Level 1 Support (which will be provided by Bottler), issue analysis, issue resolution, root cause analysis, reporting, support tools, data issues, and security issues)
(9) Data management (data life cycle management, new data, changes, retirement of data objects, quality controls, elimination of duplicates, mass changes, conversion, new data objects/attributes, synchronization with other data sources, archiving, maintenance process/workflow)
(10) Projects and professional services in response to Change requests (including non-common application design, development, IT consulting, training, knowledge transfer, assessments and similar services). Such projects and professional services will be provided by separate statements of work on a time and materials basis.

Key Performance Indicators (“KPIs”), Service Level Specifications and Credits	See Schedule 1 to Exhibit D

Bottler Conditions & Responsibilities
Bottler will participate in governance in accordance with Section 4.01.
Bottler will provide CONA with access to Bottler Data necessary for provision of Services and will otherwise cooperate in CONA’s provision of Services.
Bottler will run its business according to commonly designed business processes and system functionality of CONA.
Bottler will provide continuous training of CONA process and system functionality to Bottler’s users.
Bottler will ensure the data quality required to run CONA processes and systems for Bottler Data supplied by or on behalf of Bottler.
Bottler will follow the application support process as commonly designed.
Bottler will run the required business controls and reconciliation tasks as specified.
Bottler is responsible for Bottler system access and user roles to ensure audit compliance.

Disaster Recovery Plan	See Schedule 2 to this Exhibit D.

SCHEDULE 1 to EXHIBIT D
Key Performance Indicators, Service Level Specifications and Credits

The following specifications define the technical and performance service level commitments that CONA will require of its Vendors.

Incident/ Problem Priorities
Urgency
Impact		Immediate response and sustained effort required until service is restored	Standard support process are followed	Service can be scheduled
		User(s) unable to perform job	User(s) unable to perform job properly	Users can do job, but requires extra effort
		No work around is available	Reasonable (acceptable) workaround not available	Workaround may be available
Operations		High	Medium	Low
Business critical system service or site is unavailable or degraded	High	P1	P2	P3
Business critical system service or site is affected, but it is still available and operating at an acceptable level	Medium	P2	P3	P4
Non-business critical system, service or site is unavailable or degraded
Non-business critical system, service or site is affected, but it is still available and operating at an acceptable level	Low	P3	P4	P5
Issue affecting a Single User.

1.2 Monthly Incident Service Level Specifications and Credits
CONA will require Vendors to provide the following monthly incident SLAs and credits:
At Risk Amount: [***]%

Service	Service Level	Target	Allocation Pool	SL Credit
Availability
Productive Availability - Systems specified as productive available for Customer use (including but not limited to servers, storage, LAN)	Availability of productive systems during scheduled hours (excluding planned maintenance outage)	[***]%	[***]%	[***]%

Service	Service Level	Target	Allocation Pool	SL Credit
Non-Productive Availability Other Instances (Sandbox, Development, QA, Training and Data Conversion)	Availability of Non-Productive systems during scheduled hours (excluding planned maintenance outage)	[***]%	[***]%	[***]%
Incident Response Time
Response Time - P1 Tickets	Percentage responded to within 15 minutes	[***]%	[***]%	[***]%
Response Time - P2 Tickets	Percentage responded to within 60 minutes	[***]%	[***]%	[***]%
Response Time - P3 Tickets	Respond within 4 business hours	[***]%	[***]%	[***]%
Service Restoration Time
Resolution Time - P1 Tickets	Percentage resolved within 4 hours	[***]%	[***]%	[***]%
Resolution Time - P2 Tickets	Percentage resolved within 8 hours	[***]%	[***]%	[***]%
Resolution Time - P3 Tickets	Percentage resolved within 2 business days	[***]%	[***]%	[***]%
SAP Performance
Average User Response Time	Percent of SAP dialogue response times for productive systems within 3 seconds	[***]%	[***]%	[***]%
Change Management
Change Management Responsiveness	Percentage of total requests for Change responded to within agreed upon service levels within a given month	[***]%	[***]%	[***]%
Change Management Timeliness	Percentage of total requests for Change completed according to scheduled timeline.	[***]%	[***]%	[***]%
Change Management Accuracy	Percentage of successful request for Changes executed within a given month	[***]%	[***]%	[***]%

1.3 Quarterly Service Level Specifications and Credits
CONA will require the following quarterly SLA and credit:

Service	Service Level	Target	SL Credit
Minimal Resource Turnover	Percentage of retained resources from the preceding calendar quarter who are still assigned to CONA’s engagement to provide the Services	[***]% per quarter	$[***] per occurrence

1.4 Critical Event Service Level Specifications and Credits
CONA will require Vendors to provide the following critical events SLA and credit:

Performance Category/Critical Deliverable Effective Date	Measurement Period	Deliverable Credit
Three (3) maintenance landscape packages delivered during the 90 days following the CONA Infrastructure Readiness	Monthly	$[***]

SCHEDULE 2 to EXHIBIT D
Disaster Recovery Service Summary
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Appendix 1

Defined Terms

For all purposes of this Master Agreement, the following terms have the following meanings and such definitions are equally applicable to both the singular and plural forms of any of the terms herein defined. Terms other than those defined are to be given their plain English meaning or their normal industry standard meaning.
“AAA” is defined in Section 14.01.
“Actions” is defined in Section 8.06(d).
“Additional Services” is defined in Section 1.05.
“Additional Service Fees” is defined in Section 1.05.
“Affiliates” means, with respect to any person or entity, any other person or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, that person or entity.
“Beverages” means non-alcoholic beverages which Bottler is authorized or permitted to distribute under Bottler’s Comprehensive Beverage Agreement or any other agreement with TCCC.
“Bottler” is defined in the preamble.
“Bottler Data” is defined in Section 8.02.
“Bottler Parties” is defined in Section 18.04.
“Bottler Software” is defined in Section 6.02.
“Bottler Third-Party Contractors” is defined in Section 7.01(a).
“Change Control Procedures” is defined in Section 5.02.
“Change Order” is defined in Section 5.02.
“Change(s)” is defined in Section 5.02.
“CONA” is defined in the preamble.
“CONA Board of Directors” is defined in Section 1.05.
“CONA LLC Agreement” is defined in the recitals.
“CONA Software” is defined in Section 6.04.
“CONA System” is defined in the recitals.
“CONA System Specifications” is defined in Section 1.03(e).
“Confidential Information” is defined in Section 12.01.
“Data Center” is defined in Section 2.01.
“Deliverable” means any item, tangible or intangible, other than Equipment or CONA Software, expressly designated as a deliverable in the applicable Services Exhibit.
“Developed Software” is defined in Section 6.03.

“Disaster Recovery Plan” is defined in Section 5.05.
“Equipment” is defined in Section 6.01.
“Financial Matters Agreement” is defined in Appendix 5.
“Intellectual Property” is defined in Section 6.10.
“KPIs” is defined in Section 3.01.
“Legacy Territories” means the Beverage distribution territories held by Bottler as of January 1, 2014.
“Master Agreement” is defined in the preamble.
“Master Agreement Effective Date” is defined in Section 15.01.
“Master Agreement Term” is defined in Section 15.01.
“Personal Information” means any information that identifies or can be used to identify an individual, including, without limitation: (a) name; (b) mailing address; (c) telephone or fax number; (d) email address; and (e) identification number.
“Phase 1(a) Cases” means the number of physical cases distributed in a Phase 1(a) Territory [***], as identified on Appendix 5.
“Phase 1(a) Territories” means the Territories of Bottler identified on Appendix 5.
“Privacy Laws” is defined in Section 8.06(a).
“Records” is defined in Section 5.04.
“Recovery Period” is defined in Appendix 5.
“Reports” is defined in Section 5.03.
“Service Levels” is defined in Section 3.01.
“Service Fees” is defined in Appendix 5.
“Services” is defined in Section 1.03.
“Services Exhibit” is defined in Section 1.03.
“Steady State Date (DSD)” means the earlier of (1) the date on which all Territories identified in the CONA deployment plan, as updated from time to time and approved by the CONA Board of Directors, have converted to the CONA System; or (2) December 31, 2018.
“Steady State Date (Manufacturing)” means the earliest of (1) the date on which all manufacturing facilities identified in the CONA deployment plan, as updated from time to time and approved by the CONA Board of Directors, have converted to the CONA System; or (2) December 31, 2018.
“TCCC” is defined in the recitals.
“TCCC Parties” is defined in Section 18.04.
“Termination Assistance Period” is defined in Section 16.01.
“Termination Assistance Services” is defined in Section 15.04(a).
“Territories” means the territories in which Bottler is authorized to distribute products of TCCC in accordance with Bottler’s Comprehensive Beverage Agreement with TCCC.

“Third-Party Services Contracts” means contracts between Bottler and Bottler Third-Party Contractors relating to the Bottler Third-Party Contractors’ performance of services that complement the Services.
“Vendor” is defined in the recitals.
“Vendor Software” means the portion of CONA Software that is licensed by CONA from Vendors.
Appendix 2
Security Practices
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Attachment 1
CONA Data Classification and Encryption Policy
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Attachment 2
TERMS AND CONDITIONS OF SERVICE FOR SINGLE SIGN-ON CAPABILITY
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Appendix 3
CONA Hosting Security Guidelines
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Appendix 4
Vendor Software

CONA will be financially responsible to obtain the right to use, operate or to have access to (third party) software as set forth below to provide the Services to Bottler, unless it is stated below that Bottler will be financially responsible. The cost of obtaining any such rights will be treated in accordance with Article 10. Bottler shall have the responsibility, including the financial responsibility, to obtain the right to use, operate or to have access to any (third party) software or equipment not included in the Vendor Software described below.

CONA third party software

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Appendix 5

Costs and Fees
I. DSD Functionality
(a) Each party hereto will bear its own expenses associated with the deployment of the CONA DSD functionality in Bottler’s operations (see details in Exhibit C).
(b) CONA shall charge Bottler fees (the “Service Fees”) with regard to the CONA DSD functionality as follows:
(i)    The Service Fees for any Phase 1(a) Territories will be (A) $[***], multiplied by (B) the Phase 1(a) Cases in such Phase 1(a) Territory divided by twelve, until the earlier of for Phase 1(a) Cases in each Phase 1(a) Territory (I) the tenth anniversary of the date on which Bottler acquired [***] such Phase 1(a) Territory, or (II) the date on which Bottler has paid its pro rata share of the expenses incurred by CCR in connection with CONA startup (i.e., based on the Bottler’s percentage interest in CONA) (the payment terms for Phase 1(a) Territory Service Fees are described in more detail in the Financial Matters Agreement, dated April 1, 2016, by and among the CONA members (the “Financial Matters Agreement”)) (each such period, a “Recovery Period”). From and after the end of each Recovery Period, the Service Fees for cases distributed in the applicable Phase 1(a) Territory will be the amount determined under Section I.(b)(iv) below.
(ii)    The Service Fees for each of Bottler’s Territories (other than the Phase 1(a) Territories and the Legacy Territories), or portion thereof, that either use the CONA System upon acquisition by Bottler or that subsequently convert to the CONA System will be, at the date of such acquisition and/or subsequent conversion, $[***], multiplied by the number of physical cases of Beverages distributed in such Territory (or portion thereof) during the related calendar month, until the Steady State Date (DSD). From and after the Steady State Date (DSD), the Service Fees for cases of Beverages distributed in Bottler’s Territories (other than the Phase 1(a) Territories and the Legacy Territories) will be the amount determined under Section I.(b)(iv) below.
(iii)    The Service Fees for any Legacy Territories that have converted to the CONA System will be $[***], multiplied by the number of physical cases of Beverages distributed in such Legacy Territory (or portion thereof) during the related calendar month, until the Steady State Date (DSD). From and after the Steady State Date (DSD), the Service Fees for cases distributed in the Legacy Territories will be the amount determined under Section I.(b)(iv) below.
(iv)    From and after the Steady State Date (DSD) (and except for the Service Fees payable during each Recovery Period as described in Section I.(b)(i) above), the Service Fees will be an amount per physical case of Beverages equal to the aggregate costs incurred by CONA to maintain and operate the CONA System and provide the Services (for DSD functionality), divided by the total number of standard physical cases of Beverages distributed by all of the members of CONA during the related calendar month (except as provided in Section I(b)(i) with respect to Phase 1(a) Cases during the Recovery Periods). Such amount will be determined by the Board of Directors of CONA in accordance with the provisions of the CONA LLC Agreement. CONA shall charge, and Bottler agrees to pay, the Service Fees under this Section I.(b)(iv) even if Bottler is not using the CONA System for all or any portion of its operations in its Territories.

II. Manufacturing Functionality

(a)	With regard to the CONA manufacturing functionality, Bottler will pay its pro rata share of capital investment, deployment costs and operating start-up costs as determined by the CONA Board of Directors using the following guidelines:
(i)Capital investments to develop the manufacturing functionality shall be allocated among the manufacturing member bottlers of CONA according to each such member’s pro rata share as reflected in Schedule II to the CONA LLC Agreement, which may be updated or amended from time to time;

(ii)Each party hereto will bear its own expenses associated with deployment in Bottler’s manufacturing facilities; and

(iii)    Operating start-up costs shall be allocated among CONA manufacturing members according to each such member’s pro rata share as reflected in Schedule II to the CONA LLC Agreement, which may be updated or amended from time to time.

(b)	CONA shall charge Bottler Service Fees with regard to the CONA manufacturing functionality as follows:
(i)Until the Steady State Date (Manufacturing), the Service Fees applicable to Bottler’s use of the CONA System (manufacturing functionality) for any Territory will be $[***] multiplied by the number of physical cases of Beverages manufactured by Bottler in such Territory (or portion thereof) during the related calendar month; and
(ii)From and after the Steady State Date (Manufacturing), the Service Fees applicable to the CONA manufacturing functionality will be an amount (per physical case of Beverages manufactured in the territory) equal to the aggregate costs incurred by CONA to maintain and operate the CONA System and provide the Services (for the manufacturing functionality), divided by the total number of physical cases of Beverages manufactured by all of the manufacturing members of CONA during the related calendar month. Such amount will be determined by the Board of Directors of CONA in accordance with the provisions of the CONA LLC Agreement.
III. Other Provisions Related to Costs and Fees
On an annual basis, CONA will perform an analysis of the aggregate costs incurred by CONA to maintain and operate the CONA System and provide the Services and any Additional Services to determine the percentage of total costs attributable to (1) third-party software (including software licenses, subscriptions, software as a service, or by whatever name referred to) and (2) services, including, but not limited to, data processing services, software maintenance services, information services, and all other categories of services as may be necessary. CONA will provide this percentage to Bottler annually upon completion of the analysis. CONA will collect and remit tax on the taxable percentage related to the taxable items in states where CONA has a legal obligation to collect and remit sales and use tax. If CONA does not charge the applicable sales tax, Bottler is responsible to determine whether Bottler owes use taxes on such charges based on the percentage provided.
Except as provided in this Master Agreement and the Services Exhibits (including the exhibits and attachments hereto and thereto), each party will bear its own expenses in connection with the provision and receipt of the Services. Unless otherwise provided in the applicable Services Exhibit, all invoices and payments for Service Fees will be made in U.S. dollars.

Any amendments or waivers to this Appendix 5 will require the approval of the Board of Directors of CONA.

Appendix 6

Bottler’s Phase 1(a) Territories and Phase 1(a) Cases

Bottler	Phase 1(a) Territory	Start Date (date of Phase 1(a) Territory closing/conversion)	Physical Case Volume (MM)

CCBCC	Johnson City/Morristown	5/24/14	[***]
	Knoxville	10/27/14	[***]
	Cookville/Cleveland	2/1/15	[***]
	Louisville/Evansville	3/2/15	[***]
	Pikeville/Paducah/Lexington	5/4/15	[***]

CCBCU	Oxford	3/29/14	[***]
	Pensacola/Valparaiso	9/29/14	[***]
	Montgomery/West Point/Dothan/Tuscaloosa	11/24/14	[***]
	Scottsboro/Dalton	2/1/15	[***]

Swire USA	Denver and Colorado Springs	TBD depending on date of conversions	[***]

CCBF	Central Florida	6/1/15	[***]

Great Lakes	Chicago	6/1/15	[***]

[***]

[***]

[***]

Appendix 7

Distribution Territories Projected to be on CONA to Reach Steady State Date (DSD)
[***]

Bottler	Territory	Projected Last
Closing Date

CCBCC	[***]	[***]
	[***]	[***]
[***]
United	[***]	[***]
	[***]	[***]
[***]
Swire	[***]	[***]
	[***]	[***]
[***]
Great Lakes	[***]	[***]
Florida	[***]	[***]
CCR	[***]	[***]
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[***]